Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $8,908
Janus Aspen Global Technology Portfolio: $7
Janus Aspen Worldwide Growth Portfolio: $9,710

Service Class
Janus Aspen International Growth Portfolio: $14,079
Janus Aspen Global Technology Portfolio: $90
Janus Aspen Worldwide Growth Portfolio: $1,495

Service II Class
Janus Aspen International Growth Portfolio: $4,142
Janus Aspen Global Technology Portfolio: $17
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $81,125
Janus Aspen Fundamental Equity Portfolio: $3,034
Janus Aspen International Growth Portfolio: $116,712
Janus Aspen Mid Cap Growth Portfolio: $26,158
Janus Aspen Perkins Mid Cap Value Portfolio: $1,417

Service Class
Janus Aspen Balanced Portfolio: $37,721
Janus Aspen Fundamental Equity Portfolio: $692
Janus Aspen International Growth Portfolio: $203,366
Janus Aspen Mid Cap Growth Portfolio: $17,656
Janus Aspen Perkins Mid Cap Value Portfolio: $6,678

Service II Class
Janus Aspen International Growth Portfolio: $59,910


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio: $0.6290
Janus Aspen Global Technology Portfolio: $0.0094
Janus Aspen Worldwide Growth Portfolio: $0.3445

Service Class
Janus Aspen International Growth Portfolio: $0.5705
Janus Aspen Global Technology Portfolio: $0.0036
Janus Aspen Worldwide Growth Portfolio: $0.2856

Service II Class
Janus Aspen International Growth Portfolio: $0.5698
Janus Aspen Global Technology Portfolio: $0.0037
Janus Aspen Worldwide Growth Portfolio: $0.2919

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $1.9787
Janus Aspen Fundamental Equity Portfolio: $6.8638
Janus Aspen International Growth Portfolio: $8.2410
Janus Aspen Mid Cap Growth Portfolio: $1.9308
Janus Aspen Perkins Mid Cap Value Portfolio: $1.7813

Service Class
Janus Aspen Balanced Portfolio: $1.9787
Janus Aspen Fundamental Equity Portfolio: $6.8638
Janus Aspen International Growth Portfolio: $8.2410
Janus Aspen Mid Cap Growth Portfolio: $1.9308
Janus Aspen Perkins Mid Cap Value Portfolio: $1.7813

Service II Class
Janus Aspen International Growth Portfolio: $8.2410

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $15,210
Janus Aspen Global Technology Portfolio: $495
Janus Aspen Worldwide Growth Portfolio: $27,102

Service Class
Janus Aspen International Growth Portfolio: $29,054
Janus Aspen Global Technology Portfolio: $21,460
Janus Aspen Worldwide Growth Portfolio: $5,061

Service II Class
Janus Aspen International Growth Portfolio: $7,673
Janus Aspen Global Technology Portfolio: $4,002
Janus Aspen Worldwide Growth Portfolio: $377

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $26.49
Janus Aspen Global Technology Portfolio: $2.82
Janus Aspen Worldwide Growth Portfolio: $28.85

Service Class
Janus Aspen International Growth Portfolio: $26.07
Janus Aspen Global Technology Portfolio: $2.90
Janus Aspen Worldwide Growth Portfolio: $28.60

Service II Class
Janus Aspen International Growth Portfolio: $26.20
Janus Aspen Global Technology Portfolio: $2.96
Janus Aspen Worldwide Growth Portfolio: $28.68